SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 19, 1996


                            Long Island Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware              0-23526                    11-3198508
(State or Other Jurisdiction   Commission File           (I.R.S. Employer
  of Incorporation)            Number)                    Identification No.)


201 Old Country Road
Melville, New York                                         11747-2724
(Address of Principal                                      (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


                                 Not Applicable

            (Former Name of Former Address, if Changed Since Last Report)

Item 1.           Changes in Control Registrant
                           Not Applicable

Item 2.           Acquisition or Disposition of Assets
                           Not Applicable

Item 3.           Bankruptcy or Receivership
                           Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                           Not Applicable

Item 5.           Other Events
                           Press Release of Long Island Bancorp, Inc.
                             dated December 19, 1996

Item 6.           Resignations of Registrant's Directors
                           Not Applicable

Item 7.           Financial Statements and Exhibits
                           (a)  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LONG ISLAND BANCORP, INC.

                                        By: /s/ Mark Fuster
                                           -----------------

                                    Name:       Mark Fuster
                                   Title:       Chief Financial Officer
                                                    (principal financial and
                                                     accounting officer)


Date:    December 19, 1996

LONG ISLAND
BANCORP, INC.                           NEWS RELEASE
201 Old Country Road
Melville, New York  11747






                                         Contact:
                                         Mary M. Feder
                                         Vice President - Investor Relations
                                         (516 547-2607


FOR IMMEDIATE RELEASE

                 LONG ISLAND BANCORP, INC. INCREASES QUARTERLY
                      CASH DIVIDEND 50% TO $0.15 PER SHARE


MELVILLE, NY, DECEMBER 19, 1996 - Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB announced today that its Board of Directors declared a quarterly cash dividend of $0.15 per common share. This dividend represents a 50% increase from the previous quarterly dividend of $0.10 per share.

The dividend will be payable on February 14, 1997 to shareholders of record at the close of business on January 15, 1997. This is the ninth consecutive quarterly dividend paid by Long Island Bancorp, Inc.

The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers in 36 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and Westchester and in Connecticut, Delaware, Georgia, Maryland, New Jersey, Pennsylvania, Virginia and North Carolina and an Internet home page at the address: http://www.lisb.com.

                                                     ***